EXHIBIT 99.1

Sun Healthcare Group, Inc.
 Reports Normalized Second Quarter EPS of $0.26;
Reaffirms Guidance for 2010; Provides Outlook for 2011

Contact: Investor Inquiries (505) 468-2341
Media Inquiries (505) 468-4582

Irvine, Calif. (July 28, 2010)—Sun Healthcare Group, Inc. (NASDAQ GS: SUNH) today announced its operating results for the second quarter ended June 30, 2010.

Normalized results for the second-quarter period ended June 30, 2010:

•	consolidated revenues rose 1.3 percent to $474.6 million, compared to the same period in 2009;
o	increased patient acuity resulted in an overall improvement in reimbursement rates;
o	hospice and rehabilitation therapy businesses showed solid revenue growth;
•	consolidated adjusted EBITDAR was $62.8 million and adjusted EBITDAR margin was 13.2 percent;
•	consolidated adjusted EBITDA was $44.0 million and adjusted EBITDA margin was 9.3 percent;
•	diluted earnings per share from continuing operations were $0.26;
•	free cash flow was $20.6 million for the quarter;
•	results included $0.9 million of non-recurring project costs associated with the continued implementation of a clinical/billing platform; and
•	results have been normalized to exclude a pre-tax charge of $2.2 million for transaction costs associated with the Separation transaction described in further detail later in this press release.

Commenting on the Company’s second-quarter results, Richard K. Matros, Sun’s chairman and chief executive officer, remarked, “We have navigated through a particularly tough time in our sector with only a slight reduction in normalized adjusted EBITDAR and EBITDA. As we get closer to the Oct. 1 effective date for changes in Medicare reimbursement, which include the implementation of RUGs IV, restrictions on concurrent therapy and elimination of the lookback period, we are bullish on the growth opportunities that these changes provide. We still anticipate top line softness and no growth in Medicaid rates in 2011, given the continued budget pressures that exist in many states in which we operate. However, we expect Medicare growth in both pricing and acuity, a decided improvement over what we have experienced in 2010 coming off the Medicare rate reduction in October 2009. The previously announced separation of our operating assets and our real estate assets and the creation of the REIT are proceeding as planned.” Matros added, “We are reaffirming our previously announced 2010 guidance and believe that the high end of the guidance is achievable.”

Segment Updates

     On a year-over-year basis for the quarter, revenue growth in Sun’s inpatient services business totaled $5.3 million, or 1.3 percent, due principally to revenue growth in SolAmor, the Company’s hospice business. SolAmor’s revenues increased from $6.3 million to $11.4 million, due to census expansion derived from same-store census growth as well as an October 2009 acquisition. SolAmor contributed $2.2 million of adjusted EBITDA for the quarter and an adjusted EBITDA margin of 19.6 percent. In the quarter, revenues from SunBridge’s nursing center operations were flat on a year-over-year basis due to declines in nursing center customer base and the lingering effect of the October 2009 Medicare rate reduction, partially offset by acuity-driven rate growth. This acuity growth was evidenced by Medicare Rehab RUG utilization of 90.9 percent, which was up 240 basis points year-over-year, and Medicare REX utilization of 45.8 percent, which was up 370 basis points year-over-year. On an overall basis, the adjusted EBITDAR for inpatient services was $71.6 million for the quarter, with an adjusted EBITDAR margin of  17.0 percent.

     SunDance, Sun’s rehabilitation therapy services business, experienced revenue growth of $6.5 million, or 14.7 percent, in the quarter as non-affiliated contracts were increased by nine to a high of 335 contracts as of June 30, 2010, and revenue per contract also increased by 10 percent. Given the strong revenue results, adjusted EBITDA margin also expanded in the quarter by 70 basis points, producing an 8.0 percent adjusted EBITDA margin.

     The slow economy continues to impact the demand for temporary medical staffing across the industry.  Accordingly, revenues from CareerStaff, Sun’s medical staffing services business, were down compared to revenues in the second quarter of 2009. Despite the decline in revenues, CareerStaff achieved adjusted EBITDA margin growth on a sequential quarter basis of 140 basis points to 8.5 percent for the quarter.

     Mr. Matros commented, “We have completed the installation of our clinical billing platform for our nursing centers and are experiencing the benefits of this integrated system in our daily management of the business. We opened three new Rehab Recovery Suites® (RRS) during the quarter, bringing our RRS count to 66 units and our RRS beds to a high of 1,632, a 6.8 percent increase in beds since the beginning of the year, with the majority of the RRS bed growth coming in the second half of 2010 as planned. The revenue growth we have achieved in our rehabilitation business was solid this quarter, driven by the increase in contracts as well as the increase in revenue per contract. Our hospice business continues to perform consistently with our expectations, and although our medical staffing business continues to operate in a tough environment, its adjusted EBITDA margin remains solid.”

Conference Call

As previously announced, investors and the general public are invited to listen to a conference call with Sun’s senior management on Thursday, July 29, 2010, at 10 a.m. Pacific / 1 p.m. Eastern, to discuss the Company’s earnings for the second quarter of 2010.

      To listen to the conference call, dial (888) 437-9315 and refer to Sun Healthcare Group. A recording of the call will be available from 4 p.m. Eastern on July 29, 2010, until midnight Eastern on Aug. 30, 2010, by calling (888) 203-1112 and using access code 1833674.

About Sun Healthcare Group, Inc.

Sun Healthcare Group, Inc.’s (NASDAQ GS: SUNH) subsidiaries provide nursing, rehabilitative and related specialty healthcare services principally to the senior population in the United States. Sun’s core business is providing, through its subsidiaries, inpatient services, primarily through 166 skilled nursing centers, 16 combined skilled nursing, assisted and independent living centers, 10 assisted living centers, two independent living centers and eight mental health centers. On a consolidated basis, Sun has annual revenues of $1.9 billion and approximately 30,000 employees in 46 states. At June 30, 2010, SunBridge centers had 23,209 licensed beds located in 25 states, of which 22,427 were available for occupancy. Sun also provides rehabilitation therapy services to affiliated and non-affiliated centers through its SunDance subsidiary, medical staffing services through its CareerStaff Unlimited subsidiary and hospice services through its SolAmor subsidiary.

In May 2010, Sun announced a plan to restructure its business by separating its real estate assets and its operating assets into two separate publicly traded companies (the “Separation”), subject to the approval of stockholders and other conditions. The Separation will be accomplished by distributing to stockholders the stock of SHG Services, Inc., a Sun subsidiary that will own and operate the operating subsidiaries.Substantially all of Sun’s owned real estate assets will continue to be owned by Sun, which will, after the Separation, merge into its subsidiary, Sabra Health Care REIT, Inc. Following this merger, SHG Services,

Inc. will change its name to Sun Healthcare Group, Inc. The common stock of both companies is expected to trade on the NASDAQ Global Select Market.  The Separation is expected to be completed in the fourth quarter of 2010.

Forward-Looking Statement

     Statements made in this release that are not historical facts are "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as "anticipate," "believe," "plan," "estimate,” "expect,” "hope,” "intend,” "may” and similar expressions. Forward-looking statements in this release include all statements regarding our expected future financial position and results of operations, business strategy, the impact of reductions in reimbursements and other changes in government reimbursement programs, the timing and impact of the equity offering and the Separation and transactions related thereto, growth opportunities and plans and objectives of management for future operations. Factors that could cause actual results to differ are identified in the public filings made by the Company with the Securities and Exchange Commission and include changes in Medicare and Medicaid reimbursements; the impact that any healthcare reform legislation will have on our business; our ability to maintain the occupancy rates and payor mix at our healthcare centers; potential liability for losses not covered by, or in excess of, our insurance; the effects of government regulations and investigations; the significant amount of our indebtedness, covenants in our debt agreements that may restrict our activities and our ability to make acquisitions, to incur more indebtedness and to refinance indebtedness on favorable terms; our ability to accomplish the Separation and the proposed equity and debt financings, the impact of the current economic downturn on our business; increasing labor costs and the shortage of qualified healthcare personnel; and our ability to receive increases in reimbursement rates from government payors to cover increased costs. More information on factors that could affect our business and financial results are included in our public filings made with the Securities and Exchange Commission, including our Annual Report on Forms 10-K and Quarterly Reports on Form 10-Q, copies of which are available on Sun’s web site, www.sunh.com. There may be additional risks of which we are presently unaware or that we currently deem immaterial.
     The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control. We caution investors that any forward-looking statements made by Sun are not guarantees of future performance and are only made as of the date of this release. We disclaim any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.
     Adjusted EBITDA, adjusted EBITDAR and free cash flow, as used in this press release and in the accompanying tables, which are non-GAAP financial measures, are each reconciled to their respective GAAP recognized financial measures in the accompanying tables. In addition, the normalizing adjustments to adjusted EBITDA, adjusted EBITDAR and earnings per share as discussed in this press release and shown, together with normalizing adjustments to other financial measures, in the accompanying tables, are non-GAAP adjustments, and are reconciled to GAAP financial measures in the accompanying tables.

Additional Information

In connection with the Separation, SHG Services, Inc. has filed with the SEC a Registration Statement on Form S-1 and Sabra Health Care REIT, Inc. has filed with the SEC a Registration Statement on Form S-4, each containing an identical proxy statement/prospectus. The definitive proxy statement/prospectus will be mailed to Sun stockholders. In addition, Sun has filed a shelf registration statement on Form S-3 (including a prospectus) relating to shares of common stock of Sun with the SEC, and such registration statement has been declared effective. This release does not constitute an offer to sell or a solicitation of an offer to buy shares of Sun common stock; nor shall there be any offer, solicitation or sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful. The offering of shares of Sun common stock may be made only by means of a prospectus relating to the proposed offering.

Before making any voting or investment decision, Sun stockholders and investors are urged to read the proxy statement/prospectus, the prospectus in the registration statement on FormS-3, and other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about the proposed transactions. Stockholders will be able to obtain these documents free of charge at the SEC’s web site at www.sec.gov. In addition, investors and stockholders of Sun may obtain free copies of the documents filed with the SEC by contacting Sun’s investor relations department at (505) 468-2341 (TDD users, please call (505) 468-4458) or by sending a written request to Investor Relations, Sun Healthcare Group, Inc. 101 Sun Avenue N.E., Albuquerque, N.M. 87109.

Sun and its directors and executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Sun in connection with the transactions described in this release.  Information about the directors and executive officers of Sun and their ownership of shares of Sun common stock are set forth in the Annual Report on Form 10-K for the year ended December 31, 2009, filed with the SEC on March 5, 2010, and in the definitive proxy statement relating to Sun’s 2010 Annual Meeting of Stockholders filed with the SEC on April 30, 2010.  These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants will also be included in the definitive proxy statement/prospectus when it becomes available.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

KEY INCOME STATEMENT FIGURES
CONSOLIDATED
(in thousands, except per share data)

	For the	For the
	Three Months Ended	Three Months Ended
	June 30, 2010	June 30, 2009

Revenue	$474,618	$468,713

Depreciation and amortization	12,561	11,153

Interest expense, net	11,776	12,465

Pre-tax income	17,403	18,328

Income tax expense	7,135	7,517

Income from continuing operations	10,268	10,811

Loss from discontinued operations	(295)	(715)

Net income	$9,973	$10,096

Diluted earnings per share	$0.22	$0.23

Adjusted EBITDAR	$60,550	$60,201
Margin - Adjusted EBITDAR	12.8%	12.8%

Adjusted EBITDAR normalized	$62,798	$64,501
Margin - Adjusted EBITDAR normalized	13.2%	13.8%

Adjusted EBITDA	$41,740	$41,986
Margin - Adjusted EBITDA	8.8%	9.0%

Adjusted EBITDA normalized	$43,988	$46,286
Margin - Adjusted EBITDA normalized	9.3%	9.9%

Pre-tax income continuing operations - normalized	$19,651	$22,628

Income tax expense - normalized	$8,057	$9,280

Income from continuing operations - normalized	$11,594	$13,348

Diluted earnings per share - normalized	$0.26	$0.30

Net income - normalized	$11,299	$12,981

Diluted earnings per share - normalized	$0.25	$0.30

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted
EBITDA and Adjusted EBITDAR".
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison".

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

KEY INCOME STATEMENT FIGURES
CONSOLIDATED
(in thousands, except per share data)

	For the	For the
	Six Months Ended	Six Months Ended
	June 30, 2010	June 30, 2009

Revenue	$947,874	$936,843

Depreciation and amortization	25,007	21,875

Interest expense, net	23,752	25,191

Pre-tax income	35,198	37,989

Income tax expense	14,431	15,575

Income from continuing operations	20,767	22,414

Loss from discontinued operations	(596)	(2,075)

Net income	$20,171	$20,339

Diluted earnings per share	$0.46	$0.46

Adjusted EBITDAR	$121,319	$121,673
Margin - Adjusted EBITDAR	12.8%	13.0%

Adjusted EBITDAR normalized	$123,567	$125,973
Margin - Adjusted EBITDAR normalized	13.0%	13.4%

Adjusted EBITDA	$83,957	$85,095
Margin - Adjusted EBITDA	8.9%	9.1%

Adjusted EBITDA normalized	$86,205	$89,395
Margin - Adjusted EBITDA normalized	9.1%	9.5%

Pre-tax income continuing operations - normalized	$37,446	$42,289

Income tax expense - normalized	$15,353	$17,338

Income from continuing operations - normalized	$22,093	$24,951

Diluted earnings per share - normalized	$0.50	$0.57

Net income - normalized	$21,497	$23,224

Diluted earnings per share - normalized	$0.49	$0.53

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted
EBITDA and Adjusted EBITDAR".
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison".

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	June 30, 2010	December 31, 2009
	(unaudited)	(unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$106,974	$104,483
Restricted cash	24,732	24,034
Accounts receivable, net	220,373	220,319
Prepaid expenses and other assets	18,021	21,757
Deferred tax assets	69,544	68,415

Total current assets	439,644	439,008

Property and equipment, net	620,999	622,682
Intangible assets, net	52,640	53,931
Goodwill	338,364	338,296
Restricted cash, non-current	348	3,317
Deferred tax assets	96,180	108,999
Other assets	5,000	4,961

Total assets	$1,553,175	$1,571,194

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$52,922	$57,109
Accrued compensation and benefits	63,015	58,953
Accrued self-insurance obligations, current	43,794	45,661
Income taxes payable	338	-
Other accrued liabilities	55,507	55,265
Current portion of long-term debt and capital lease obligations	74,827	46,416

Total current liabilities	290,403	263,404

Accrued self-insurance obligations, net of current portion	128,657	121,948
Long-term debt and capital lease obligations, net of current portion	588,736	654,132
Unfavorable lease obligations, net	11,233	12,663
Other long-term liabilities	60,692	69,983

Total liabilities	1,079,721	1,122,130

Stockholders' equity:
Preferred stock of $.01 par value, authorized 10,000,000 shares, no shares were issued and outstanding as of June 30, 2010 and December 31, 2009	-	-
Common stock of $.01 par value, authorized 125,000,000 shares, 43,980,405 and 43,764,240 shares issued and outstanding as of June 30, 2010 and December 31, 2009, respectively	440	438
Additional paid-in capital	657,875	655,667
Accumulated deficit	(183,841)	(204,012)
Accumulated other comprehensive loss, net	(1,020)	(3,029)
	473,454	449,064
Total liabilities and stockholders' equity	$1,553,175	$1,571,194

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED INCOME STATEMENTS
(in thousands, except per share data)

	For the	For the
	Three Months Ended	Three Months Ended
	June 30, 2010	June 30, 2009
	(unaudited)	(unaudited)

Total net revenues	$474,618	$468,713
Costs and expenses:
Operating salaries and benefits	267,880	261,967
Self-insurance for workers' compensation and general and professional liability insurance	14,558	16,809
Operating administrative costs	13,301	13,192
Other operating costs	95,884	94,530
Center rent expense	18,810	18,215
General and administrative expenses	15,157	15,721
Depreciation and amortization	12,561	11,153
Provision for losses on accounts receivable	5,040	6,293
Interest, net of interest income of $73 and $96, respectively	11,776	12,465
Transaction costs	2,248	-
Loss on sale of assets, net	-	40
Total costs and expenses	457,215	450,385

Income before income taxes and discontinued operations	17,403	18,328
Income tax expense	7,135	7,517
Income from continuing operations	10,268	10,811

Discontinued operations:
Loss from discontinued operations, net of related taxes	(295)	(708)
Loss on disposal of discontinued operations, net of related taxes	-	(7)
Loss from discontinued operations, net	(295)	(715)

Net income	$9,973	$10,096

Basic income per common and common equivalent share:
Income from continuing operations	$0.23	$0.25
Loss from discontinued operations, net	-	(0.02)
Net income	$0.23	$0.23

Diluted income per common and common equivalent share:
Income from continuing operations	$0.23	$0.25
Loss from discontinued operations, net	(0.01)	(0.02)
Net income	$0.22	$0.23

Weighted average number of common and common equivalent shares outstanding:
Basic	44,233	43,851
Diluted	44,352	43,960

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED INCOME STATEMENTS
(in thousands, except per share data)

	For the	For the
	Six Months Ended	Six Months Ended
	June 30, 2010	June 30, 2009
	(unaudited)	(unaudited)

Total net revenues	$947,874	$936,843
Costs and expenses:
Operating salaries and benefits	534,918	524,878
Self-insurance for workers' compensation and general and professional liability insurance	29,096	31,462
Operating administrative costs	25,589	25,769
Other operating costs	193,363	190,309
Center rent expense	37,362	36,578
General and administrative expenses	30,424	32,471
Depreciation and amortization	25,007	21,875
Provision for losses on accounts receivable	10,917	10,281
Interest, net of interest income of $163 and $203, respectively	23,752	25,191
Transaction costs	2,248	-
Loss on sale of assets, net	-	40
Total costs and expenses	912,676	898,854

Income before income taxes and discontinued operations	35,198	37,989
Income tax expense	14,431	15,575
Income from continuing operations	20,767	22,414

Discontinued operations:
Loss from discontinued operations, net of related taxes	(596)	(1,760)
Loss on disposal of discontinued operations, net of related taxes	-	(315)
Loss from discontinued operations, net	(596)	(2,075)

Net income	$20,171	$20,339

Basic income per common and common equivalent share:
Income from continuing operations	$0.47	$0.51
Loss from discontinued operations, net	(0.01)	(0.05)
Net income	$0.46	$0.46

Diluted income per common and common equivalent share:
Income from continuing operations	$0.47	$0.51
Loss from discontinued operations, net	(0.01)	(0.05)
Net Income	$0.46	$0.46

Weighted average number of common and common equivalent shares outstanding:
Basic	44,119	43,748
Diluted	44,234	43,891

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	June 30, 2010	June 30, 2009
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net income	$9,973	$10,096
Adjustments to reconcile net income to net cash provided by
operating activities, including discontinued operations:
Depreciation and amortization	12,561	11,153
Amortization of favorable and unfavorable lease intangibles	(474)	(474)
Provision for losses on accounts receivable	5,125	6,294
Loss on sale of assets, including discontinued operations, net	-	53
Stock-based compensation expense	1,694	1,641
Deferred taxes	6,755	6,345
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(4,871)	(11,599)
Restricted cash	3,427	1,415
Prepaid expenses and other assets	(1,670)	(392)
Accounts payable	7,140	(1,527)
Accrued compensation and benefits	(4,362)	(3,907)
Accrued self-insurance obligations	2,805	344
Income taxes payable	(290)	-
Other accrued liabilities	(2,457)	(5,571)
Other long-term liabilities	(4,144)	885
Net cash provided by operating activities	31,212	14,756

Cash flows from investing activities:
Capital expenditures	(10,656)	(13,137)
Purchase of leased real estate	-	(3,275)
Net cash used for investing activities	(10,656)	(16,412)

Cash flows from financing activities:
Principal repayments of long-term debt and capital lease obligations	(16,036)	(2,075)
Distribution to non-controlling interest	-	(549)
Proceeds from issuance of common stock	-	7
Net cash used for financing activities	(16,036)	(2,617)

Net (decrease) increase in cash and cash equivalents	4,520	(4,273)
Cash and cash equivalents at beginning of period	102,454	99,945
Cash and cash equivalents at end of period	$106,974	$95,672

Reconciliation of net cash provided by operating activities to free cash flow:

Net cash provided by operating activities	$31,212	$14,756
Capital expenditures	(10,656)	(13,137)
Free cash flow	$20,556	$1,619

Free cash flow is defined as net cash flow provided by operating activities less cash used for capital expenditures.  Free cash flow is used by management to evaluate discretionary cash flow potentially available for debt service and other financing activities.

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Six Months Ended	Six Months Ended
	June 30, 2010	June 30, 2009
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net income	$20,171	$20,339
Adjustments to reconcile net income to net cash provided by
operating activities, including discontinued operations:
Depreciation and amortization	25,007	21,875
Amortization of favorable and unfavorable lease intangibles	(948)	(876)
Provision for losses on accounts receivable	11,139	10,281
Loss on sale of assets, including discontinued operations, net	-	575
Stock-based compensation expense	3,087	2,909
Deferred taxes	11,691	12,520
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(11,193)	(21,667)
Restricted cash	2,271	9,521
Prepaid expenses and other assets	2,613	(238)
Accounts payable	1,281	(5,063)
Accrued compensation and benefits	4,062	366
Accrued self-insurance obligations	4,842	1,251
Income taxes payable	338	-
Other accrued liabilities	13	(825)
Other long-term liabilities	(5,099)	1,181
Net cash provided by operating activities	69,275	52,149

Cash flows from investing activities:
Capital expenditures	(27,714)	(25,002)
Purchase of leased real estate	-	(3,275)
Proceeds from sale of assets held for sale	-	2,174
Net cash used for investing activities	(27,714)	(26,103)

Cash flows from financing activities:
Principal repayments of long-term debt and capital lease obligations	(36,976)	(21,687)
Payment to non-controlling interest	(2,025)	-
Distribution to non-controlling interest	(69)	(860)
Proceeds from issuance of common stock	-	20
Net cash used for financing activities	(39,070)	(22,527)

Net increase in cash and cash equivalents	2,491	3,519
Cash and cash equivalents at beginning of period	104,483	92,153
Cash and cash equivalents at end of period	$106,974	$95,672

Reconciliation of net cash provided by operating activities to free cash flow:

Net cash provided by operating activities	$69,275	$52,149
Capital expenditures	(27,714)	(25,002)
Free cash flow	$41,561	$27,147

Free cash flow is defined as net cash flow provided by operating activities less cash used for capital expenditures.  Free cash flow is used by management to evaluate discretionary cash flow potentially available for debt service and other financing activities.

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO EBITDA and EBITDAR
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	June 30, 2010	June 30, 2009
	(unaudited)	(unaudited)

Total net revenues	$474,618	$468,713

Net income	$9,973	$10,096

Income from continuing operations	10,268	10,811

Income tax expense	7,135	7,517

Interest, net	11,776	12,465

Depreciation and amortization	12,561	11,153

EBITDA	$41,740	$41,946

Loss on sale of assets, net	-	40

Adjusted EBITDA	$41,740	$41,986

Center rent expense	18,810	18,215

Adjusted EBITDAR	$60,550	$60,201

EBITDA is defined as earnings before loss on discontinued operations, income taxes, interest, net, depreciation and amortization.  Adjusted EBITDA is defined as EBITDA before loss on sale of assets, net.  Adjusted EBITDAR is defined as Adjusted EBITDA before center rent expense.  Adjusted EBITDA and Adjusted EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  Adjusted EBITDA and Adjusted EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability.  Adjusted EBITDA and Adjusted EBITDAR should not considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from Adjusted EBITDA and Adjusted EBITDAR are significant components in understanding and assessing finance performance, Adjusted EBITDA and Adjusted EBITDAR should not be considered in isolation or as alternatives to net income, cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because Adjusted EBITDA and Adjusted EBTIDAR are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations.  Adjusted EBITDA and Adjusted EBITDAR as presented may not be comparable to other similarly titled measures of other companies.

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA and ADJUSTED EBITDAR
(in thousands)

	For the	For the
	Six Months Ended	Six Months Ended
	June 30, 2010	June 30, 2009
	(unaudited)	(unaudited)

Total net revenues	$947,874	$936,843

Net income	$20,171	$20,339

Income from continuing operations	20,767	22,414

Income tax expense	14,431	15,575

Interest, net	23,752	25,191

Depreciation and amortization	25,007	21,875

EBITDA	$83,957	$85,055

Loss on sale of assets, net	-	40

Adjusted EBITDA	$83,957	$85,095

Center rent expense	37,362	36,578

Adjusted EBITDAR	$121,319	$121,673

EBITDA is defined as earnings before loss on discontinued operations, income taxes, interest, net, depreciation and amortization.  Adjusted EBITDA is defined as EBITDA before loss on sale of assets, net.  Adjusted EBITDAR is defined as Adjusted EBITDA before center rent expense.  Adjusted EBITDA and Adjusted EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole. Adjusted EBITDA and Adjusted EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability.  Adjusted EBITDA and Adjusted EBITDAR should not considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from Adjusted EBITDA and Adjusted EBITDAR are significant components in understanding and assessing finance performance, Adjusted EBITDA and Adjusted EBITDAR should not be considered in isolation or as alternatives to net income, cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because Adjusted EBITDA and Adjusted EBTIDAR are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations. Adjusted EBITDA and Adjusted EBITDAR as presented may not be comparable to other similarly titled measures of other companies.

9 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Three Months Ended June 30, 2010
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$421,720	$30,017	$22,875	$6	$-	$474,618

Affiliated revenue	-	21,034	496	-	(21,530)	-

Total revenue	$421,720	$51,051	$23,371	$6	$(21,530)	$474,618

Income (loss) from continuing operations	$39,014	$3,921	$1,802	$(34,469)	$-	$10,268

Income tax expense	-	-	-	7,135	-	7,135

Interest, net	2,706	-	-	9,070	-	11,776

Depreciation and amortization	11,418	159	182	802	-	12,561

EBITDA	$53,138	$4,080	$1,984	$(17,462)	$-	$41,740

Loss on sale of assets, net	-	-	-	-	-	-

Adjusted EBITDA	$53,138	$4,080	$1,984	$(17,462)	$-	$41,740

Center rent expense	18,489	118	203	-	-	18,810

Adjusted EBITDAR	$71,627	$4,198	$2,187	$(17,462)	$-	$60,550

Normalized Adjusted EBITDA	$53,138	$4,080	$1,984	$(15,214)	$-	$43,988
Normalized Adjusted EBITDAR	$71,627	$4,198	$2,187	$(15,214)	$-	$62,798

Adjusted EBITDA margin	12.6%	8.0%	8.5%			8.8%

Adjusted EBITDAR margin	17.0%	8.2%	9.4%			12.8%

Normalized Adjusted EBITDA margin	12.6%	8.0%	8.5%			9.3%

Normalized Adjusted EBITDAR margin	17.0%	8.2%	9.4%			13.2%

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted EBITDA and
Adjusted EBITDAR".
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison".

10 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Six Months Ended June 30, 2010
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$842,248	$59,381	$46,231	$14	$-	$947,874

Affiliated revenue	-	42,187	640	-	(42,827)	-

Total revenue	$842,248	$101,568	$46,871	$14	$(42,827)	$947,874

Income (loss) from continuing operations	$76,771	$7,797	$3,283	$(67,084)	$-	$20,767

Income tax expense	-	-	-	14,431	-	14,431

Interest, net	5,517	-	(1)	18,236	-	23,752

Depreciation and amortization	22,698	311	362	1,636	-	25,007

EBITDA	$104,986	$8,108	$3,644	$(32,781)	$-	$83,957

Loss on sale of assets, net	-	-	-	-	-	-

Adjusted EBITDA	$104,986	$8,108	$3,644	$(32,781)	$-	$83,957

Center rent expense	36,709	240	413	-	-	37,362

Adjusted EBITDAR	$141,695	$8,348	$4,057	$(32,781)	$-	$121,319

Normalized Adjusted EBITDA	$104,986	$8,108	$3,644	$(30,533)	$-	$86,205
Normalized Adjusted EBITDAR	$141,695	$8,348	$4,057	$(30,533)	$-	$123,567

Adjusted EBITDA margin	12.5%	8.0%	7.8%			8.9%

Adjusted EBITDAR margin	16.8%	8.2%	8.7%			12.8%

Normalized Adjusted EBITDA margin	12.5%	8.0%	7.8%			9.1%

Normalized Adjusted EBITDAR margin	16.8%	8.2%	8.7%			13.0%

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted EBITDA and
Adjusted EBITDAR".
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison".

11 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Three Months Ended June 30, 2009
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$416,451	$26,155	$26,097	$10	$-	$468,713

Affiliated revenue	-	18,360	563	-	(18,923)	-

Total revenue	$416,451	$44,515	$26,660	$10	$(18,923)	$468,713

Income (loss) from continuing operations	$38,804	$3,077	$2,289	$(33,359)	$-	$10,811

Income tax expense	-	-	-	7,517	-	7,517

Interest, net	3,111	-	(1)	9,355	-	12,465

Depreciation and amortization	10,118	131	232	672	-	11,153

EBITDA	$52,033	$3,208	$2,520	$(15,815)	$-	$41,946

Loss on sale of assets, net	6	34	-	-	-	40

Adjusted EBITDA	$52,039	$3,242	$2,520	$(15,815)	$-	$41,986

Center rent expense	17,868	114	233	-	-	18,215

Adjusted EBITDAR	$69,907	$3,356	$2,753	$(15,815)	$-	$60,201

Normalized Adjusted EBITDA	$56,339	$3,242	$2,520	$(15,815)	$-	$46,286
Normalized Adjusted EBITDAR	$74,207	$3,356	$2,753	$(15,815)	$-	$64,501

Adjusted EBITDA margin	12.5%	7.3%	9.5%			9.0%

Adjusted EBITDAR margin	16.8%	7.5%	10.3%			12.8%

Normalized Adjusted EBITDA margin	13.5%	7.3%	9.5%			9.9%

Normalized Adjusted EBITDAR margin	17.8%	7.5%	10.3%			13.8%

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted EBITDA and
Adjusted EBITDAR".
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison".

12 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Six Months Ended June 30, 2009
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$831,687	$51,671	$53,471	$14	$-	$936,843

Affiliated revenue	-	36,576	1,123	-	(37,699)	-

Total revenue	$831,687	$88,247	$54,594	$14	$(37,699)	$936,843

Income (loss) from continuing operations	$80,598	$5,966	$4,310	$(68,460)	$-	$22,414

Income tax expense	-	-	-	15,575	-	15,575

Interest, net	6,322	(2)	(1)	18,872	-	25,191

Depreciation and amortization	19,845	259	422	1,349	-	21,875

EBITDA	$106,765	$6,223	$4,731	$(32,664)	$-	$85,055

Loss on sale of assets, net	6	34	-	-	-	40

Adjusted EBITDA	$106,771	$6,257	$4,731	$(32,664)	$-	$85,095

Center rent expense	35,872	229	477	-	-	36,578

Adjusted EBITDAR	$142,643	$6,486	$5,208	$(32,664)	$-	$121,673

Normalized Adjusted EBITDA	$111,071	$6,257	$4,731	$(32,664)	$-	$89,395
Normalized Adjusted EBITDAR	$146,943	$6,486	$5,208	$(32,664)	$-	$125,973

Adjusted EBITDA margin	12.8%	7.1%	8.7%			9.1%

Adjusted EBITDAR margin	17.2%	7.3%	9.5%			13.0%

Normalized Adjusted EBITDA margin	13.4%	7.1%	8.7%			9.5%

Normalized Adjusted EBITDAR margin	17.7%	7.3%	9.5%			13.4%

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted EBITDA and
Adjusted EBITDAR".
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison".

13 of 16

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	For the				For the
	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2010		2009		2010		2009
Consolidated Company

Revenues - Non-affiliated (in thousands)
Inpatient Services	$421,720		$416,451		$842,248		$831,687
Rehabilitation Therapy Services	30,017		26,155		59,381		51,671
Medical Staffing Services	22,875		26,097		46,231		53,471
Other - non-core businesses	6		10		14		14
Total	$474,618		$468,713		$947,874		$936,843

Revenue Mix - Non-affiliated (in thousands)
Medicare	$141,520	30%	$137,863	29%	283,701	30%	279,739	30%
Medicaid	190,596	40%	188,030	40%	379,920	40%	369,480	39%
Private and Other	113,475	24%	112,784	24%	225,881	24%	227,282	24%
Managed Care / Insurance	24,045	5%	25,789	6%	48,458	5%	52,198	6%
Veterans	4,982	1%	4,247	1%	9,914	1%	8,144	1%
Total	$474,618	100%	$468,713	100%	$947,874	100%	$936,843	100%

Inpatient Services Stats

Number of centers:	202		202		202		202
Number of available beds:	22,427		22,450		22,427		22,450
Occupancy %:	86.7%		87.8%		87.1%		88.2%

Payor Mix % based on patient days:
Medicare - SNF Beds	15.3%		15.7%		15.4%		16.1%
Managed care / Ins. - SNF Beds	4.0%		4.1%		4.0%		4.2%
Total SNF skilled mix	19.3%		19.8%		19.4%		20.3%

Medicare	14.0%		14.3%		14.1%		14.7%
Medicaid	62.1%		60.9%		62.1%		60.4%
Private and Other	19.1%		20.0%		18.9%		20.0%
Managed Care / Insurance	3.6%		3.8%		3.7%		3.9%
Veterans	1.2%		1.0%		1.2%		1.0%

Revenue Mix % of revenues:
Medicare - SNF Beds	32.1%		32.6%		32.3%		33.2%
Managed care / Ins. - SNF Beds	6.0%		6.5%		6.1%		6.6%
Total SNF skilled mix	38.1%		39.1%		38.4%		39.8%

Medicare	32.4%		32.1%		32.6%		32.7%
Medicaid	45.2%		45.1%		45.1%		44.4%
Private and Other	15.6%		15.6%		15.4%		15.7%
Managed Care / Insurance	5.6%		6.2%		5.7%		6.2%
Veterans	1.2%		1.0%		1.2%		1.0%

Revenues PPD:
LTC only Medicare (Part A)	$464.00		$454.44		$464.99		$452.37
Medicare Blended Rate (Part A & B)	$504.18		$494.37		$503.24		$489.93
Medicaid	$173.30		$171.77		$173.19		$170.25
Private and Other	$185.66		$175.27		$185.99		$176.10
Managed Care / Insurance	$367.89		$376.44		$365.84		$375.17
Veterans	$240.63		$234.73		$242.86		$227.45

Rehab contracts

Affiliated	131		121		131		121
Non-affiliated	335		326		335		326

Average Qtrly Revenue per Contract (in thousands)	$110		$100		$109		$99

14 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - QUARTER COMPARISON
(in thousands, except per share data)

	AS REPORTED - 2nd QUARTER 2010
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported 2nd QUARTER 2010	$474,618	$60,550	$41,740	$17,403	$10,268	$(295)	$9,973
Percent of Revenue		12.8%	8.8%	3.7%	2.2%	-0.1%	2.1%

Normalizing Adjustments:

Separation transaction costs	-	2,248	2,248	2,248	1,326	-	1,326

Normalized As Reported - 2nd QUARTER 2010	$474,618	$62,798	$43,988	$19,651	$11,594	$(295)	$11,299
Percent of Revenue		13.2%	9.3%	4.1%	2.4%	-0.1%	2.4%

Diluted EPS: As Reported					$0.23	$(0.01)	$0.22
As Normalized					$0.26	$(0.01)	$0.25

	AS REPORTED - 2nd QUARTER 2009
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - 2nd QUARTER 2009	$468,713	$60,201	$41,986	$18,328	$10,811	$(715)	$10,096
Percent of Revenue		12.8%	9.0%	3.9%	2.3%	-0.2%	2.2%

Normalizing Adjustments:

Prior periods' self-insurance costs	-	4,300	4,300	4,300	2,537	348	2,885

Normalized As Reported - 2nd QUARTER 2009	$468,713	$64,501	$46,286	$22,628	$13,348	$(367)	$12,981
Percent of Revenue		13.8%	9.9%	4.8%	2.8%	-0.1%	2.8%

Diluted EPS: As Reported					$0.25	$(0.02)	$0.23
As Normalized					$0.30	$-	$0.30

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted EBITDA and Adjusted EBITDAR".

Normalizing adjustments are transactions or adjustments not related to ongoing operations and consist of Separation transaction costs and prior period self-insurance costs.

Since normalizing adjustments are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

15 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - YEAR TO DATE COMPARISON
(in thousands, except per share data)

	AS REPORTED -SIX MONTHS 2010
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - Six Months 2010	$947,874	$121,319	$83,957	$35,198	$20,767	$(596)	$20,171
Percent of Revenue		12.8%	8.9%	3.7%	2.2%	-0.1%	2.1%

Normalizing Adjustments:

Separation transaction costs	-	2,248	2,248	2,248	1,326	-	1,326

Normalized As Reported - Six Months 2010	$947,874	$123,567	$86,205	$37,446	$22,093	$(596)	$21,497
Percent of Revenue		13.0%	9.1%	4.0%	2.3%	-0.1%	2.3%

Diluted EPS: As Reported					$0.47	$(0.01)	$0.46
As Normalized					$0.50	$(0.01)	$0.49

	AS REPORTED - SIX MONTHS 2009
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - Six Months 2009	$936,843	$121,673	$85,095	$37,989	$22,414	$(2,075)	$20,339
Percent of Revenue		13.0%	9.1%	4.1%	2.4%	-0.2%	2.2%

Normalizing Adjustments:

Prior periods' self-insurance costs	-	4,300	4,300	4,300	2,537	348	2,885

Normalized As Reported - Six Months 2009	$936,843	$125,973	$89,395	$42,289	$24,951	$(1,727)	$23,224
Percent of Revenue		13.4%	9.5%	4.5%	2.7%	-0.2%	2.5%

Diluted EPS: As Reported					$0.51	$(0.05)	$0.46
As Normalized					$0.57	$(0.04)	$0.53

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted EBITDA and Adjusted EBITDAR".

Normalizing adjustments are transactions or adjustments not related to ongoing operations and consist of Separation transaction costs and prior period self-insurance costs.

Since normalizing adjustments are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

16 of 16